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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                       ----------------------------------



                                    FORM 8-K



               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported):
                                  May 11, 2000



                       CADMUS COMMUNICATIONS CORPORATION
        ---------------------------------------------------------------
             (Exact Name of Registrant as specified in its Charter)



         Virginia                          0-12954                       54-1274108
(State or other jurisdiction        (Commission File Number)       (IRS Employer Identification
     of incorporation)                                                       Number)




                       6620 West Broad Street, Suite 240
                            Richmond, Virginia 23230
                                 (804) 287-5680

              (Address, including zip code, and telephone number,
                      including area code, of registrant's
                          principal executive offices)

                     -------------------------------------
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Item 5.  Other Events.

     On May 11, 2000, Cadmus Communications Corporation (the "Company") issued the press release attached hereto as Exhibit 99.1 announcing the retirement of
C. Stephenson Gillispie, Jr. as chairman, president and chief executive officer and as a director effective June 30, 2000. The Company also announced the election of Bruce V. Thomas to replace Gillispie as president and chief executive officer, and Russell M. Robinson, II, to serve as nonexecutive chairman.


Item 7.  Financial Statements and Exhibits.

     Exhibit 99.1  Press Release



                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on May 12, 2000.

                              CADMUS COMMUNICATIONS CORPORATION



                              By:  /s/ Bruce V. Thomas
                                   ----------------------------
                                       Bruce V. Thomas
                                       Executive Vice President, Chief Operating
                                       Officer and Secretary
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                                 Exhibit Index


Exhibit

     Exhibit 99.1  Press Release